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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2002

Ultratech Stepper, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22248 (Commission File Number)	94-3169580 (IRS Employer Identification No.)
3050 Zanker Road, San Jose, California (Address of principal executive offices)		95134 (Zip Code)

Registrant's telephone number, including area code    (408) 321-8835

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Exhibits

Exhibit	Description
99.1 Financial Update by CFO March 1, 2002

Item 9. Regulation FD Disclosure

        On March 1, 2002 Ultratech Stepper Inc. posted an update to its quarterly teleconference guidance on its company world wide web at www.ultratech.com. The full text of this message is included as Exhibit 99.1 hereto.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ULTRATECH STEPPER, INC.
(Registrant)

Date:	February 28, 2002	By:	/s/ BRUCE R. WRIGHT Bruce R. Wright Senior Vice President, Finance and Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit	Description
99.1	Financial Update by CFO March 1, 2002.

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  Item 7. Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX